SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date earliest event reported) August 13, 2001

Commission   Registrant, State of Incorporation,   I.R.S. Employer
File Number  Address and Telephone Number          Identification
                                                   No.

1-11299      ENTERGY CORPORATION                   13-5550175
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 576-4000

1-10764      ENTERGY ARKANSAS, INC.                71-0005900
             (an Arkansas corporation)
             425 West Capitol Avenue, 40th Floor
             Little Rock, Arkansas 72201
             Telephone (501) 377-4000

1-27031      ENTERGY GULF STATES, INC.             74-0662730
             (a Texas corporation)
             350 Pine Street
             Beaumont, Texas  77701
             Telephone (409) 838-6631

1-8474       ENTERGY LOUISIANA, INC.               72-0245590
             (a Louisiana corporation)
             4809 Jefferson Highway
             Jefferson, Louisiana 70121
             Telephone (504) 840-2734

0-320        ENTERGY MISSISSIPPI, INC.             64-0205830
             (a Mississippi corporation)
             308 East Pearl Street
             Jackson, Mississippi 39201
             Telephone (601) 368-5000

0-5807       ENTERGY NEW ORLEANS, INC.             72-0273040
             (a Louisiana corporation)
             1600 Perdido Building
             New Orleans, Louisiana 70112
             Telephone (504) 670-3674

1-9067       SYSTEM ENERGY RESOURCES, INC.         72-0752777
             (an Arkansas corporation)
             Echelon One
             1340 Echelon Parkway
             Jackson, Mississippi 39213
             Telephone (601) 368-5000


    Item 4.   Changes in Registrant's Certifying Accountant.

          Entergy Corporation ("Entergy"), Entergy Arkansas, Inc. ("Entergy Arkansas"), Entergy Gulf States, Inc. ("Entergy Gulf States"), Entergy Louisiana, Inc.("Entergy Louisiana"), Entergy Mississippi, Inc.("Entergy Mississippi"), Entergy New Orleans, Inc. ("Entergy New Orleans") and System Entergy Resources, Inc.
("System Resources") (collectively, the "Entergy companies") have engaged Deloitte & Touche LLP as each of their independent accountants, effective August 13, 2001. The Entergy companies'
former independent accountants, PricewaterhouseCoopers LLP, were dismissed effective August 13, 2001.

          The reports issued by PricewaterhouseCoopers LLP on the Entergy companies' financial statements for either of the two most recent fiscal years did not contain any adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles.

             With respect to Entergy, the decisions to dismiss PricewaterhouseCoopers LLP and engage Deloitte & Touche LLP were approved by the Audit Committee of the Board of Directors of Entergy. With respect to Entergy Arkansas, Entergy Gulf States,
 Entergy Louisiana, Entergy Mississippi, Entergy New Orleans and System Resources, the decisions to dismiss PricewaterhouseCoopers
   LLP and engage Deloitte & Touche LLP were approved by their respective Boards of Directors.

          During the Entergy companies' two most recent fiscal years and through August 13, 2001, there were no disagreements with
 PricewaterhouseCoopers LLP on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of
          PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its reports.

  As required by Item 304(a)(3) of Regulation S-K, Entergy has furnished PricewaterhouseCoopers LLP with the disclosures
           contained in this Item 4 and requested that PricewaterhouseCoopers LLP furnish Entergy with a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by Entergy in this Item 4. A copy of PricewaterhouseCoopers LLP's letter dated August 13, 2001 is included as Exhibit 16(a) hereto.


    Item 7.        Financial Statements, Pro Forma Financial
                    Statements and Exhibits.

          (c) Exhibits.

  Exhibit No.                  Description

     16(a)      Letter from Pricewaterhouse Coopers LLP
                regarding its concurrence with the
                statements made by Entergy in Item 4 of
                this report.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Entergy Corporation
                                   Entergy Arkansas, Inc.
                                   Entergy Gulf States, Inc.
                                   Entergy Louisiana, Inc.
                                   Entergy Mississippi, Inc.
                                   Entergy New Orleans, Inc.
                                   System Energy Resources, Inc.

                                   By:  ________________________
                                        Nathan E. Langston
                                        Vice President and
                                        Chief Accounting Officer


Dated: August 13, 2001

                        INDEX TO EXHIBITS




Exhibit No.                                    Page No.
16(a)        Letter from                        5
             PricewaterhouseCoopers LLP
             regarding its concurrence
             with the statements made by
             Entergy in Item 4 of this
             report....